                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 17, 2002
(Date of earliest event reported)

Commission File No. 333-101500

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         Applied For
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


            201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                           (Zip Code)


                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


                        BA Residential Securities, Inc.
                  --------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
       (99)                                      Collateral Term Sheets,
                                                 Computational Materials
                                                 and Structural Term Sheets
                                                 prepared by Banc of America
                                                 Securities LLC and Lehman
                                                 Brothers Inc. in connection
                                                 with Banc of America Mortgage
                                                 Securities, Inc., Mortgage
                                                 Pass-Through Certificates,
                                                 Series 2002-L

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BANK OF AMERICA MORTGAGE
                                     SECURITIES, INC.

December 17, 2002

                                     By:   /s/ Judy Lowman
                                           ----------------------------
                                           Judy Lowman
                                           Vice President

                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.          Description                              Electronic (E)
-----------          -----------                              --------------

 (99)                Collateral Terms Sheets,
                     Computational Materials                  E
                     and Structural Term Sheets
                     prepared by Banc of America
                     Securities LLC and Lehman
                     Brothers Inc. in connection
                     with Banc of America Mortgage
                     Securities, Inc., Mortgage Pass-
                     Through Certificates, Series 2002-L